Please file this Prospectus Supplement with your records.

WELLS FARGO VARIABLE TRUST

WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND

Supplement dated October 29, 2007, to the Prospectus dated May 1, 2007.

This supplement contains important information about the Fund referenced above (the “Fund”).

Effective immediately, Galen G. Blomster, CFA, rejoined Wells Capital Management (“WCM”) as a Portfolio Advisor serving in an advisory capacity on the quantitative strategies team. In this capacity, Mr. Blomster participates in providing research and determining the impact of model allocation shifts on behalf of the Funds. Prior to retiring from WCM in April 2007, Mr. Blomster was jointly responsible for managing the VT Asset Allocation Fund, which he managed since 2002. Mr. Blomster originally joined WCM in 1998 as Vice President and Director of Research and simultaneously held his position as portfolio manager at Norwest Investment Management until WCM and Norwest Investment Management combined investment advisory services under the WCM name in 1999. Education: B.S. degree in Dairy/Food Science and Economics, University of Minnesota; M.S. and Ph.D. degrees, Purdue University.

VTF107/P1410SP